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                   "ONCORE" FLEXIBLE PREMIUM VARIABLE ANNUITY

                    THE OHIO NATIONAL LIFE INSURANCE COMPANY

                        OHIO NATIONAL VARIABLE ACCOUNT A

                SUPPLEMENT DATED JUNE 18, 2001 TO THE PROSPECTUS
                                DATED MAY 1, 2001



AVAILABLE FUNDS

The Mitchell Hutchins Series Trust has been renamed the Brinson Series Trust. Its investment adviser is now called Brinson Advisors, Inc.

PURCHASE PAYMENTS

If the check for your payment is dishonored, you will be liable to us for any changes in the market value between the date we receive your check and the date we are notified that the payment was dishonored. We will deduct any amount due for this reason from your contract value.

DEATH BENEFIT

The following is added to the description of the optional enhanced death benefit:

After the contract has been in effect for 6 months, any purchase payments made within the 6 months before the date of death will not be included for calculating the amount of this benefit.